UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2017

Annual Report

to Shareholders

Deutsche Emerging Markets Equity Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights
29	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm
41	Information About Your Fund’s Expenses
43	Tax Information
44	Advisory Agreement Board Considerations and Fee Evaluation
49	Board Members and Officers
54	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Emerging Markets Equity Fund

Letter to Shareholders

Dear Shareholder:

The expansion continues.

Incoming information suggests the economy’s growth still has momentum, underpinned by sound domestic fundamentals and an improved global backdrop.

Here in the U.S., solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Meanwhile, business investment has shown signs of picking up, supported by improved confidence and still-favorable financial conditions.

And the positive trend is by no means limited to the U.S. The international markets continue to see an improving environment, marked by growing corporate earnings and attractive valuations.

Our Chief Investment Office believes that central banks are likely to remain important as market drivers in 2018 while slowly scaling back their stimulus measures. The U.S. Federal Reserve Board is likely to continue its cycle of rate hikes with two increases anticipated in 2018 while the European Central Bank is expected to end its bond purchases. The moderate inflation environment as well as an overall expansionary monetary policy should limit the upward pressure on yields.

One of the positive elements of being a global asset manager is insight gained from a network of our analysts located around the world. We encourage you to visit our website — deutschefunds.com — to stay abreast of developments and their potential impact on the U.S. and global markets.

As always, we appreciate your trust and the opportunity to serve your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Emerging Markets Equity Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

In managing the fund, we use a four-step management process. In the first step, using a macroeconomic outlook, we assess the general outlook for emerging markets equities. The key drivers of this outlook are growth, valuation and market sentiment. This process is then applied at individual country and sector levels to determine country and sector weightings. In the second step, we perform a bottom-up fundamental analysis of the companies in the designated countries and sectors. In the third step, we construct the fund’s portfolio, weighting individual stocks based on management’s assessments and setting individual country and sector market exposure based on our outlook. In the fourth and final step, we actively monitor the fund’s portfolio, including an ongoing assessment of the portfolio’s risks.

Deutsche Emerging Markets Equity Fund returned 24.75% in the 12-month period ended October 31, 2017, underperforming the 26.45% gain of its benchmark, the MSCI Emerging Markets Index.

The strong returns for emerging-markets equities stemmed in large part from the resurgence in the global economy during the past year. The world economy experienced uneven growth in the middle part of the decade, with Europe and the emerging markets lagging even as the United States enjoyed a modest expansion. These circumstances began to change in the first half of 2016, however, as growth outside of the United States started to pick up steam. The momentum continued throughout the fund’s 12-month period, boosting investor sentiment and providing a firm underpinning for equities.

Corporate earnings growth was also a key driver of the rally. Consensus earnings estimates for companies in the MSCI Emerging Markets Index rose 21% year-over-year, indicating that the expansion of valuations played

4	Deutsche Emerging Markets Equity Fund

a limited role in 12-month returns. The index had a price-to-earnings ratio of 14.0 at the end of October (based on one-year estimates), which represented a continued discount to both the United States and the developed international markets.

“We continued to employ an active, research-driven approach to identify fast-growing, undervalued companies in countries featuring fiscal strength, political stability, and sustainable drivers of long-term growth.“

Several other factors provided the fuel for positive market performance. Commodity prices, though volatile, moved higher and helped boost resource-heavy economies. The downturn in the U.S. dollar from the beginning of January onward acted as a further tailwind, as did investors’ confidence that the U.S. Federal Reserve would retain its gradual, well-communicated approach to raising interest rates. Not least, investors were encouraged by the ongoing progress in economic reforms across the emerging markets. In this environment, the MSCI Emerging Markets Index exceeded the 22.77% return of the MSCI World Index by a comfortable margin.

Fund Performance

The fund participated in the gains for the broader asset class and posted a strong absolute return, but it fell short of the benchmark. We averaged a cash balance of over 6% of assets during the course of the year in order to manage liquidity and facilitate transactions. At a time in which the index generated a return of nearly 30%, cash was a meaningful drag on our results. We sought to reduce the impact of cash by investing a portion of the position in iShares MSCI Emerging Markets ETF in the second half of the period, which provided increased exposure to the rising market.

With regard to its country allocations, the fund was helped by its overweight positions in China and Argentina, as well as its underweight in Malaysia. Conversely, an overweight in Brazil — which lagged the broader index due to the emergence of a corruption scandal in the spring — detracted. While the market impact of the news proved short-lived, it was enough to pressure the country’s return for the full year.

Deutsche Emerging Markets Equity Fund	5

At the sector level, the fund benefited from positive stock selection in financials. Ping An Insurance Group Company of China, Ltd., Sberbank Russia PJSC and Industrial and Commercial Bank of China, Ltd. stood out as top performers in the sector. We also added value through selection in the consumer discretionary area, where the largest contributions came from the Chinese companies New Oriental Education & Technology Group, Inc., a provider of educational services, and JD.com, Inc., one of the nation’s leading e-commerce businesses. On the other side of the ledger, certain holdings in energy — including PetroChina Company, Ltd. and Coal India, Ltd.* — detracted.

Samsung Electronics Co., Ltd. was the top contributor at the individual stock level. The stock was boosted by robust demand for memory chips and organic light emitting diodes, the company’s growing market share in smartphones, and its decisions to boost its dividend and restructure its management team. Positions in Tencent Co., Ltd., a Chinese media and internet giant, and Largan Precision Co., Ltd., a Taiwan-based producer of smartphone components, were additional contributors of note.

Cemex Holdings Philippines, Inc.* — a cement producer that experienced significant competition from imports — was the leading detractor, and we elected to sell it from the portfolio. Certain holdings in Latin America, including Gerdau SA and Fomento Economico Mexicano SAB de CV, also weighed on results.

Outlook and Positioning

We continued to employ an active, research-driven approach to identify fast-growing, undervalued companies in countries featuring fiscal strength, political stability, and sustainable drivers of long-term growth. At the end of October, the fund was overweight in Latin America and underweight in the Europe/Africa/Middle East (EMEA) and Asia regions. Argentina represented the fund’s largest overweight in Latin America, while Mexico was the leading underweight. In EMEA, the fund’s overweight in Russia was counterbalanced by below-benchmark allocations to South Africa, Poland, Hungary and the Czech Republic. China and India were key overweights in Asia, with Southeast Asia, Taiwan and Korea the most notable underweights. Financial and technology stocks make up the majority of the fund’s weighting in Asia.

6	Deutsche Emerging Markets Equity Fund

At the sector level, the fund’s largest overweights were in information and consumer discretionary stocks, while financials, telecommunications services and health care were the most significant underweights. With that said, we increased the allocation to financials from its low mid-way through the period both to capture the positive momentum in the broader market and capitalize on the steady improvement in economic growth. For the same reason, we made modest additions in energy and materials. Conversely, we reduced the fund’s allocation to the more defensive consumer staples sector.

We believe the key factors that have helped boost the performance of the emerging markets in the past year, including healthy global growth trends and the improvement in corporate earnings, remained in place at the close of the period. In our view, this indicates that the rally has had a firm foundation and was not based simply on “froth” and momentum. Although emerging-markets equities are always subject to short-term volatility stemming from unforeseen events, we believe the continued strength in fundamentals can make the asset class fertile ground for individual stock selection in the months and years ahead.

*	Not held in portfolio as of October 31, 2017.

Portfolio Management

Prior to September 21, 2017, the portfolio management team was as follows:

Sean Taylor, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

–	Global Head of Emerging Markets Equities: Hong Kong.

–	Joined Deutsche Asset Management in 2013 with 21 years of industry experience. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.

–	MBA, Manchester Business School.

Andrew Beal, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

–	Deputy Head of Emerging Market Equities: London.

–	Joined Deutsche Asset Management in 2014 with 21 years of prior industry experience. Prior to joining, he was responsible for emerging markets investments at Schroders, Nicolas Applegate and Henderson Global Investors.

–	BSc in Economics and Politics from University of Bath.

Deutsche Emerging Markets Equity Fund	7

Effective September 21, 2017, the portfolio management team is as follows:

Sean Taylor, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

–	Global Head of Emerging Markets Equities: Hong Kong.

–	Joined Deutsche Asset Management in 2013 with 21 years of industry experience. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.

–	MBA, Manchester Business School.

Luiz Ribeiro, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2017.

–	Senior Equities Portfolio Manager: São Paolo.

–	Joined Deutsche Asset Management in 2012 with 18 years of industry experience. Prior to joining Deutsche Asset Management, Luiz served as the Head of Latin America -Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, Luiz worked as an Investment Officer at IFC -World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.

–	BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC).

Marc Currat, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2017.

–	Analyst and Portfolio Manager for Global Emerging Markets Equities: Hong Kong.

–	Joined Deutsche Asset Management in 2012 with 6 years of professional experience, thereof one year in the financial industry. Prior to joining, he served as an equities and quant analyst at Surperformance SAS. Prior to that he was an auditor advisor at Currat & Associes SA.

–	BSc in Management from CIBU — California International Business University; MBA in Finance from International School of Management, Paris & St. John’s University; Investment Management Certificate (IMC).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 23 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

8	Deutsche Emerging Markets Equity Fund

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index.

Underweight means a fund holds a lower weighting in a given sector or security.

Contribution incorporates both a stock’s total return and its weighting in the fund.

The consumer discretionary sector consists of companies that provide nonessential goods and services. Some examples of companies in this sector include retailers, apparel companies and automobile companies.

Price-to-earnings (P/E) ratio, or earnings multiple, is the price of a stock divided by its earnings per share. It is a widely used gauge of a stock’s valuation that indicates what investors are paying for a company’s earnings on a per-share basis.

Deutsche Emerging Markets Equity Fund	9

Performance Summary	October 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	24.75%	5.19%	–2.15%
Adjusted for the Maximum Sales Charge (max 5.75% load)	17.58%	3.95%	–2.73%
MSCI Emerging Markets Index†	26.45%	4.83%	0.60%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	24.76%	5.19%	–2.16%
Adjusted for the Maximum Sales Charge (max 2.50% load)	21.64%	4.65%	–2.41%
MSCI Emerging Markets Index†	26.45%	4.83%	0.60%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	23.88%	4.41%	–2.93%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	23.88%	4.41%	–2.93%
MSCI Emerging Markets Index†	26.45%	4.83%	0.60%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	25.03%	5.44%	–1.92%
MSCI Emerging Markets Index†	26.45%	4.83%	0.60%

Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/17
No Sales Charges	25.05%	5.42%	–0.42%
MSCI Emerging Markets Index†	26.45%	4.83%	2.00%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

10	Deutsche Emerging Markets Equity Fund

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 23, 2017 are 1.84%, 1.78%, 2.59%, 1.58% and 1.40% for Class A, Class T, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of Deutsche Emerging Markets Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Institutional Class commenced operations on March 3, 2008.

†	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 23 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Deutsche Emerging Markets Equity Fund	11

	Class A	Class T	Class C	Class S	Institutional Class
Net Asset Value
10/31/17	$19.54	$19.54	$17.43	$19.82	$19.81
6/5/17 (commencement of operations of Class T)	$—	$17.54	$—	$—	$—
10/31/16	$15.71	$—	$14.07	$15.94	$15.92
Distribution Information as of 10/31/17
Income Dividends, Twelve Months	$.04	$—	$—	$.08	$.08

12	Deutsche Emerging Markets Equity Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/17	10/31/16
Equity Securities	91%	94%
Cash Equivalents	5%	6%
Exchange-Traded Funds	4%	—%
Total	100%	100%

Sector Diversification (As a % of Equity Securities)	10/31/17	10/31/16
Financials	30%	23%
Information Technology	30%	28%
Consumer Discretionary	11%	12%
Materials	8%	7%
Energy	7%	6%
Consumer Staples	5%	8%
Industrials	4%	5%
Telecommunication Services	2%	4%
Real Estate	2%	3%
Utilities	1%	3%
Health Care	—%	1%
	100%	100%

Geographical Diversification (As a % of Equity Securities)	10/31/17	10/31/16
China	33%	23%
Korea	16%	16%
Taiwan	10%	11%
India	9%	9%
Brazil	8%	11%
Russia	7%	5%
South Africa	5%	6%
Hong Kong	3%	4%
Mexico	2%	3%
Thailand	2%	1%
Argentina	1%	2%
Indonesia	1%	3%
Philippines	0%	3%
Other	3%	3%
	100%	100%

Deutsche Emerging Markets Equity Fund	13

Ten Largest Equity Holdings at October 31, 2017 (41.2% of Net Assets)		Country	Percent
1	Samsung Electronics Co., Ltd.	Korea	6.2%
	Manufacturer of electronic parts
2	Tencent Holdings Ltd.	China	5.6%
	Provides Internet, mobile, and telecommunication value-added services
3	Alibaba Group Holding Ltd.	China	5.0%
	Operates as a holding company
4	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4.9%
	Manufacturer of integrated circuits and other semiconductor devices
5	iShares MSCI Emerging Markets ETF	United States	4.4%
	An Exchange Traded Fund incorporated in the USA
6	Industrial & Commercial Bank of China Ltd.	China	3.6%
	Provides a broad range of personal and corporate commercial banking services
7	China Construction Bank Corp.	China	3.4%
	Provides complete range of banking services & other financial services to individual and corporate consumers
8	Ping An Insurance (Group) Co. of China Ltd.	China	3.3%
	Provides a variety of insurance service
9	HDFC Bank Ltd.	India	2.6%
	Offers a wide range of services to the global corporate sector
10	Petroleo Brasileiro SA	Brazil	2.2%
	Producer and distributor of petroleum

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

14	Deutsche Emerging Markets Equity Fund

Investment Portfolio	as of October 31, 2017

	Shares	Value ($)
Equity Securities 90.8%
Argentina 0.6%
Grupo Financiero Galicia SA (ADR) (Cost $255,874)	9,345	513,041

Australia 1.2%
BHP Billiton PLC (Cost $758,990)	56,204	1,017,070

Brazil 7.1%
Banco do Brasil SA	42,562	448,089
CCR SA	57,982	322,585
Itau Unibanco Holding SA (Preferred)	96,322	1,238,144
Kroton Educacional SA	106,988	588,364
Lojas Americanas SA (Preferred)	104,663	562,460
Multiplan Empreendimentos Imobiliarios SA	616	13,464
Petroleo Brasileiro SA (Preferred)*	368,640	1,889,797
Rumo SA*	162,854	632,240
Vale SA (ADR)	47,522	465,240

(Cost $4,625,231)		6,160,383

China 30.2%
Alibaba Group Holding Ltd. (ADR)*	23,644	4,371,539
Anhui Conch Cement Co., Ltd. “H”	209,500	895,586
Baidu, Inc. (ADR)*	3,500	853,790
China Communications Construction Co., Ltd. “H”	410,914	498,802
China Construction Bank Corp. “H”	3,282,577	2,928,543
China Merchants Bank Co., Ltd. “H”	181,120	690,686
Ctrip.com International Ltd. (ADR)*	11,500	550,735
Datang International Power Generation Co., Ltd. “H”*	1,116,000	376,225
Industrial & Commercial Bank of China Ltd. “H”	4,017,095	3,187,354
JD.com, Inc. (ADR)*	30,569	1,146,949
New Oriental Education & Technology Group, Inc. (ADR)	15,050	1,252,762
PetroChina Co., Ltd. “H”	1,473,300	961,250
Ping An Insurance (Group) Co. of China Ltd. “H”	333,032	2,924,179
Tencent Holdings Ltd.	109,700	4,918,740
Zhuzhou CRRC Times Electric Co., Ltd. “H”	139,000	813,361

(Cost $17,663,243)		26,370,501

Hong Kong 2.7%
China Mobile Ltd.	114,152	1,146,437
China Overseas Land & Investment Ltd.	251,475	815,535
Galaxy Entertainment Group Ltd.	59,000	401,582

(Cost $2,083,852)		2,363,554

The accompanying notes are an integral part of the financial statements.

Deutsche Emerging Markets Equity Fund	15

	Shares	Value ($)
India 7.9%
HDFC Bank Ltd. (ADR)	24,562	2,267,073
ICICI Bank Ltd.	240,257	1,112,795
Larsen & Toubro Ltd.	32,190	608,005
Maruti Suzuki India Ltd.	8,839	1,121,741
Tata Consultancy Services Ltd.	13,772	556,812
UltraTech Cement Ltd.	8,316	564,917
Zee Entertainment Enterprises Ltd.	75,600	634,073

(Cost $5,255,808)		6,865,416

Indonesia 1.2%
PT Astra International Tbk	457,368	269,784
PT Bank Central Asia Tbk	533,614	822,306

(Cost $786,664)		1,092,090

Korea 14.5%
Amorepacific Corp.	1,658	464,687
Hyundai Motor Co.	3,718	534,296
Korea Electric Power Corp.	10,336	361,647
KT Corp.	20,066	525,672
LG Chem Ltd.	3,637	1,309,885
LG Household & Health Care Ltd.	596	626,137
Naver Corp.	1,218	971,921
Netmarble Games Corp. 144A*	2,615	406,132
POSCO	2,940	854,171
Samsung Electronics Co., Ltd.	2,187	5,375,997
Samsung Fire & Marine Insurance Co., Ltd.	2,292	558,500
Shinhan Financial Group Co., Ltd.	14,954	670,050

(Cost $8,439,927)		12,659,095

Mexico 2.1%
Fomento Economico Mexicano SAB de CV (ADR)	7,742	679,360
Gruma SAB de CV “B”	15,238	199,999
Grupo Financiero Inbursa SAB de CV “O”	135,109	232,420
Grupo Mexico SAB de CV “B”	220,582	717,373

(Cost $1,959,402)		1,829,152

Philippines 0.3%
SM Investments Corp. (Cost $200,582)	16,515	305,387

Russia 6.2%
Gazprom PJSC (ADR)	130,471	559,068
LUKOIL PJSC (ADR)	29,498	1,564,279
Magnit PJSC	3,430	450,217
MMC Norilsk Nickel PJSC (ADR) (a)	25,698	474,308
Rosneft Oil Co. PJSC (GDR) REG S	153,759	842,599

The accompanying notes are an integral part of the financial statements.

16	Deutsche Emerging Markets Equity Fund

	Shares	Value ($)
Sberbank of Russia PJSC	453,527	1,509,559

(Cost $4,969,976)		5,400,030

South Africa 4.5%
Dis-Chem Pharmacies Ltd. 144A	204,702	479,225
FirstRand Ltd.	168,000	608,965
Naspers Ltd. “N”	6,150	1,498,488
Shoprite Holdings Ltd.	35,000	500,935
Truworths International Ltd.	109,301	582,578
Woolworths Holdings Ltd.	71,988	286,908

(Cost $2,876,448)		3,957,099

Taiwan 9.5%
Advanced Semiconductor Engineering, Inc.	479,523	577,949
Catcher Technology Co., Ltd.	62,000	657,836
Delta Electronics, Inc.	131,727	633,314
Formosa Plastics Corp.	108,000	329,090
Fubon Financial Holding Co., Ltd.	337,000	536,907
Largan Precision Co., Ltd.	6,950	1,316,973
Taiwan Semiconductor Manufacturing Co., Ltd.	528,803	4,260,652

(Cost $4,839,778)		8,312,721

Thailand 1.5%
CP ALL PCL (NVDR)	190,300	400,993
Kasikornbank PCL (NVDR)	136,600	904,636

(Cost $1,072,714)		1,305,629

Turkey 0.8%
KOC Holding AS	100,545	449,511
Turkiye Garanti Bankasi AS	97,879	269,109

(Cost $716,326)		718,620

United Arab Emirates 0.5%
Emaar Malls PJSC (Cost $589,330)	687,850	432,640
Total Equity Securities (Cost $57,094,145)		79,302,428

Exchange-Traded Fund 4.4%
iShares MSCI Emerging Markets ETF (a) (Cost $3,516,130)	83,096	3,845,683

Securities Lending Collateral 4.7%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 0.97% (b) (c) (Cost $4,062,700)	4,062,700	4,062,700

The accompanying notes are an integral part of the financial statements.

Deutsche Emerging Markets Equity Fund	17

	Shares	Value ($)
Cash Equivalents 4.7%
Deutsche Central Cash Management Government Fund, 1.08% (b) (Cost $4,127,957)	4,127,957	4,127,957

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $68,800,932)	104.6	91,338,768
Other Assets and Liabilities, Net	(4.6)	(3,998,769)

Net Assets	100.0	87,339,999

*	Non-income producing security.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2017 amounted to $3,996,279, which is 4.6% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

MSCI: Morgan Stanley Capital International

NVDR: Non-Voting Depository Receipt

PJSC: Public Joint Stock Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

18	Deutsche Emerging Markets Equity Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$513,041	$—	$—	$513,041
Australia	1,017,070	—	—	1,017,070
Brazil	6,160,383	—	—	6,160,383
China	26,370,501	—	—	26,370,501
Hong Kong	2,363,554	—	—	2,363,554
India	6,865,416	—	—	6,865,416
Indonesia	1,092,090	—	—	1,092,090
Korea	12,659,095	—	—	12,659,095
Mexico	1,829,152	—	—	1,829,152
Philippines	—	305,387	—	305,387
Russia	3,440,254	1,959,776	—	5,400,030
South Africa	3,957,099	—	—	3,957,099
Taiwan	8,312,721	—	—	8,312,721
Thailand	1,305,629	—	—	1,305,629
Turkey	718,620	—	—	718,620
United Arab Emirates	432,640	—	—	432,640
Equity — Exchange-Traded Fund	3,845,683	—	—	3,845,683
Short-Term Investments (d)	8,190,657	—	—	8,190,657
Total	$89,073,605	$2,265,163	$—	$91,338,768

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the year ended October 31, 2017, the amount of the transfers between Level 2 and Level 1 was $32,692,807.

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche Emerging Markets Equity Fund	19

Statement of Assets and Liabilities

as of October 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $60,610,275) — including $3,996,279 of securities loaned	$83,148,111
Investment in Deutsche Government & Agency Securities Portfolio (cost $4,062,700)*	4,062,700
Investment in Deutsche Central Cash Management Government Fund (cost $4,127,957)	4,127,957
Cash	49
Foreign currency, at value (cost $660,336)	651,091
Receivable for Fund shares sold	127,847
Dividends receivable	21,085
Interest receivable	4,586
Other assets	20,854
Total assets	92,164,280

Liabilities
Payable upon return of securities loaned	4,062,700
Payable for investments purchased	518,552
Payable for Fund shares redeemed	67,931
Accrued management fee	6,201
Accrued Directors’ fees	632
Other accrued expenses and payables	168,265
Total liabilities	4,824,281
Net assets, at value	$87,339,999

Net Assets Consist of
Undistributed net investment income	415,454
Net unrealized appreciation (depreciation) on:
Investments	22,537,836
Foreign currency	(9,197)
Accumulated net realized gain (loss)	(41,846,905)
Paid-in capital	106,242,811
Net assets, at value	$87,339,999

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

20	Deutsche Emerging Markets Equity Fund

Statement of Assets and Liabilities as of October 31, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($10,010,533 ÷ 512,281 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$19.54
Maximum offering price per share (100 ÷ 94.25 of $19.54)	$20.73
Class T
Net Asset Value and redemption price per share ($11,140 ÷ 570 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$19.54
Maximum offering price per share (100 ÷ 97.50 of $19.54)	$20.04
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,224,849 ÷ 185,054 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$17.43
Class S
Net Asset Value, offering and redemption price per share ($64,712,757 ÷ 3,264,778 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$19.82
Institutional Class
Net Asset Value, offering and redemption price per share ($9,380,720 ÷ 473,437 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$19.81

The accompanying notes are an integral part of the financial statements.

Deutsche Emerging Markets Equity Fund	21

Statement of Operations

for the year ended October 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $172,241)	$1,298,401
Interest	1,955
Income distributions — Deutsche Central Cash Management Government Fund	36,195
Securities lending income, net of borrower rebates	6,171
Total income	1,342,722
Expenses:
Management fee	557,753
Administration fee	66,934
Services to shareholders	150,059
Distribution and service fees	41,440
Custodian fee	49,656
Professional fees	91,717
Reports to shareholders	37,461
Registration fees	67,391
Directors’ fees and expenses	4,274
Other	24,940
Total expenses before expense reductions	1,091,625
Expense reductions	(295,584)
Total expenses after expense reductions	796,041
Net investment income (loss)	546,681

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	979,758
Foreign currency	18,075
997,833
Change in net unrealized appreciation (depreciation) on:
Investments	13,869,019
Foreign currency	(16,351)
13,852,668
Net gain (loss)	14,850,501
Net increase (decrease) in net assets resulting from operations	$15,397,182

The accompanying notes are an integral part of the financial statements.

22	Deutsche Emerging Markets Equity Fund

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$546,681	$275,360
Net realized gain (loss)	997,833	(10,163,810)
Change in net unrealized appreciation (depreciation)	13,852,668	11,102,334
Net increase (decrease) in net assets resulting from operations	15,397,182	1,213,884
Distributions to shareholders from:
Net investment income:
Class A	(20,049)	—
Class S	(232,886)	(98,982)
Institutional Class	(5,617)	(35,777)
Total distributions	(258,552)	(134,759)
Fund share transactions:
Proceeds from shares sold	30,737,031	18,328,609
Reinvestment of distributions	240,893	128,496
Payments for shares redeemed	(16,385,837)	(28,916,503)
Redemption fees	—	20
Net increase (decrease) in net assets from Fund share transactions	14,592,087	(10,459,378)
Increase (decrease) in net assets	29,730,717	(9,380,253)
Net assets at beginning of period	57,609,282	66,989,535
Net assets at end of period (including undistributed net investment income of $415,454 and $109,250, respectively)	$87,339,999	$57,609,282

The accompanying notes are an integral part of the financial statements.

Deutsche Emerging Markets Equity Fund	23

Financial Highlights

	Years Ended October 31,
Class A	2017	2016		2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$15.71	$14.49		$16.53	$16.46		$15.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.05		.06	.14		.11
Net realized and unrealized gain (loss)	3.77	1.17		(1.95)	.01		.91
Total from investment operations	3.87	1.22		(1.89)	.15		1.02
Less distributions from:
Net investment income	(.04)	—		(.15)	(.08)		(.17)
Redemption fees	—	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$19.54	$15.71		$14.49	$16.53		$16.46
Total Return (%)[b,c]	24.75	8.42		(11.57)	.96		6.56

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	8		10	14		16
Ratio of expenses before expense reductions (%)	1.86	2.16		1.97	1.98		1.96
Ratio of expenses after expense reductions (%)	1.35	1.67		1.63	1.65		1.81
Ratio of net investment income (loss) (%)	.59	.35		.40	.88		.72
Portfolio turnover rate (%)	14	72		18	65		49

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

24	Deutsche Emerging Markets Equity Fund

Class T	Period Ended 10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$17.54
Income (loss) from investment operations:
Net investment income (loss)[b]	.13
Net realized and unrealized gain (loss)	1.87
Total from investment operations	2.00
Net asset value, end of period	$19.54
Total Return (%)[c,d]	11.40	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11
Ratio of expenses before expense reductions (%)	1.65	*
Ratio of expenses after expense reductions (%)	1.15	*
Ratio of net investment income (loss) (%)	1.70	*
Portfolio turnover rate (%)	14	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

Deutsche Emerging Markets Equity Fund	25

	Years Ended October 31,
Class C	2017	2016	2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$14.07	$13.07	$14.92	$14.89		$14.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.05)	(.05)	.02		(.00	)*
Net realized and unrealized gain (loss)	3.37	1.05	(1.77)	.01		.82
Total from investment operations	3.36	1.00	(1.82)	.03		.82
Less distributions from:
Net investment income	—	—	(.03)	—		(.04)
Redemption fees	—	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$17.43	$14.07	$13.07	$14.92		$14.89
Total Return (%)[b,c]	23.88	7.65	(12.24)	.20		5.79

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2	3		4
Ratio of expenses before expense reductions (%)	2.57	2.91	2.76	2.76		2.77
Ratio of expenses after expense reductions (%)	2.09	2.42	2.38	2.40		2.56
Ratio of net investment income (loss) (%)	(.09)	(.40)	(.34)	.10		(.02)
Portfolio turnover rate (%)	14	72	18	65		49

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

26	Deutsche Emerging Markets Equity Fund

	Years Ended October 31,
Class S	2017	2016		2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$15.94	$14.70		$16.77	$16.70		$15.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.09		.11	.18		.15
Net realized and unrealized gain (loss)	3.81	1.18		(1.99)	.01		.93
Total from investment operations	3.96	1.27		(1.88)	.19		1.08
Less distributions from:
Net investment income	(.08)	(.03)		(.19)	(.12)		(.21)
Redemption fees	—	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$19.82	$15.94		$14.70	$16.77		$16.70
Total Return (%)[b]	25.03	8.68		(11.29)	1.20		6.84

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	65	46		48	59		68
Ratio of expenses before expense reductions (%)	1.57	1.90		1.74	1.74		1.73
Ratio of expenses after expense reductions (%)	1.14	1.42		1.38	1.40		1.56
Ratio of net investment income (loss) (%)	.87	.62		.68	1.12		.97
Portfolio turnover rate (%)	14	72		18	65		49

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Emerging Markets Equity Fund	27

	Years Ended October 31,
Institutional Class	2017		2016	2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$15.92		$14.68	$16.75	$16.69		$15.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.21		(.04)	.11	.18		.15
Net realized and unrealized gain (loss)	3.76		1.31	(1.99)	.01		.91
Total from investment operations	3.97		1.27	(1.88)	.19		1.06
Less distributions from:
Net investment income	(.08)		(.03)	(.19)	(.13)		(.25)
Redemption fees	—		.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$19.81		$15.92	$14.68	$16.75		$16.69
Total Return (%)	25.05	[b]	8.76 [b]	(11.30)[b]	1.19	[b]	6.69

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	9		1	8	11		12
Ratio of expenses before expense reductions (%)	1.34		1.72	1.53	1.54		1.52
Ratio of expenses after expense reductions (%)	.97		1.42	1.38	1.40		1.52
Ratio of net investment income (loss) (%)	1.14		(.28)	.67	1.12		.92
Portfolio turnover rate (%)	14		72	18	65		49

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

28	Deutsche Emerging Markets Equity Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Emerging Markets Equity Fund (the “Fund”) is a diversified series of Deutsche International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Deutsche Emerging Markets Equity Fund	29

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

30	Deutsche Emerging Markets Equity Fund

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of October 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of

Deutsche Emerging Markets Equity Fund	31

the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2017, the Fund had securities on loan which were classified as equity securities and Exchange-Traded Fund in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements As of October 31, 2017

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$161,700	$—	$—	$—	$161,700
Exchange-Traded Fund	3,901,000	—	—	—	3,901,000
Total Borrowings	$4,062,700	$—	$—	$—	$4,062,700
Gross amount of recognized liabilities for securities lending transactions					$4,062,700

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $41,803,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($14,165,000) and long-term losses ($27,638,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders

32	Deutsche Emerging Markets Equity Fund

annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$415,454
Capital loss carryforwards	$(41,803,000)
Net unrealized appreciation (depreciation) on investments	$22,493,889

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $68,844,879. The net unrealized appreciation for all investments based on tax cost was $22,493,889. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $24,582,737 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $2,088,848.

In addition, during the year ended October 31, 2017, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2017	2016
Distributions from ordinary income*	$258,552	$134,759

*	For tax purposes, short-term capital gain distributions are considered income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Deutsche Emerging Markets Equity Fund	33

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $23,555,875 and $8,703,645, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Deutsche Asset Management (Hong Kong) Limited (DeAM HK), an affiliate of DIMA, serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for their services. Prior to September 20, 2017, Deutsche Alternative Asset Management (Global) Limited, an affiliate of DIMA and DeAM HK, served as subadvisor with respect to the investment and reinvestment of assets of the Fund, and was paid by the Advisor for its services.

34	Deutsche Emerging Markets Equity Fund

For the period from November 1, 2016 through April 30, 2017, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	1.015%
Next $500 million of such net assets	.990%
Over $750 million of such net assets	.965%

For the period from April 10, 2017 through April 30, 2017, the Advisor voluntarily agreed to reduce its management fee equal to an annualized rate of 0.70% of the Fund’s average daily net assets.

Effective May 1, 2017, under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.70% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

Accordingly, for the year ended October 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.83% of the Fund’s average daily net assets.

For the period from November 1, 2016 through April 9, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.65%
Class C	2.40%
Class S	1.40%
Institutional Class	1.40%

Effective April 10, 2017 (June 5, 2017 (commencement of operations) for Class T shares) through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.15%
Class T	1.15%
Class C	1.90%
Class S	.98%
Institutional Class	.90%

Deutsche Emerging Markets Equity Fund	35

For the year ended October 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$40,150
Class T	21
Class C	11,618
Class S	230,798
Institutional Class	12,997
$295,584

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2017, the Administration Fee was $66,934, of which $7,246 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2017 and for the period from June 5, 2017 (commencement of operations) to October 31, 2017 for Class T shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2017
Class A	$10,916	$3,592
Class T	9	9
Class C	1,498	500
Class S	57,898	19,322
Institutional Class	143	33
	$70,464	$23,456

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group

36	Deutsche Emerging Markets Equity Fund

agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2017
Class C	$17,885	$1,955

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2017 and for the period from June 5, 2017 (commencement of operations) to October 31, 2017 for Class T shares,, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2017	Annual Rate
Class A	$17,812	$5,555	.23%
Class T	11	9	.25%
Class C	5,732	1,797	.24%
	$23,555	$7,361

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2017, aggregated $635.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2017, the CDSC for Class C shares aggregated $325. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2017, DDI received $1 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain prepress and regulatory filing services to the Fund. For the year ended October 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,785, of which $6,024 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Deutsche Emerging Markets Equity Fund	37

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $424.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month

38	Deutsche Emerging Markets Equity Fund

LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2017.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	165,903	$2,930,038	184,497	$2,849,431
Class T*	570	10,001	—	—
Class C	70,037	1,115,546	44,638	584,714
Class S	1,029,712	18,016,958	265,727	3,786,494
Institutional Class	475,444	8,664,488	747,819	11,107,970
		$30,737,031		$18,328,609

Shares issued to shareholders in reinvestment of distributions
Class A	1,358	$19,820	—	$—
Class S	14,587	215,456	6,599	92,719
Institutional Class	381	5,617	2,548	35,777
		$240,893		$128,496

Shares redeemed
Class A	(179,068)	$(2,874,160)	(345,777)	$(4,862,406)
Class B	—	—	(636)**	(7,230)**
Class C	(34,547)	(515,649)	(43,698)	(534,857)
Class S	(676,646)	(11,668,974)	(611,475)	(8,597,389)
Institutional Class	(71,470)	(1,327,054)	(1,195,445)	(14,914,621)
		$(16,385,837)		$(28,916,503)

Redemption fees		$0		$20

Net increase (decrease)
Class A	(11,807)	$75,698	(161,280)	$(2,012,959)
Class T*	570	10,001	—	—
Class B	—	—	(636)**	(7,230)**
Class C	35,490	599,897	940	49,861
Class S	367,653	6,563,440	(339,149)	(4,718,176)
Institutional Class	404,355	7,343,051	(445,078)	(3,770,874)
		$14,592,087		$(10,459,378)

*	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

**	For the period from November 1, 2015 to February 10, 2016 (see Note A).

Deutsche Emerging Markets Equity Fund	39

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and Shareholders of the Deutsche Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Emerging Markets Equity Fund (the “Fund”) as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
December 20, 2017

40	Deutsche Emerging Markets Equity Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche Emerging Markets Equity Fund	41

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class T*	Class C	Class S	Institutional Class
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,152.10	$1,114.00	$1,148.20	$1,153.00	$1,153.80
Expenses Paid per $1,000**	$6.24	$4.93	$10.29	$5.32	$4.89

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class S	Institutional Class
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,019.41	$1,019.41	$1,015.63	$1,020.27	$1,020.67
Expenses Paid per $1,000**	$5.85	$5.85	$9.65	$4.99	$4.58

*	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

**	Expenses (hypothetical expenses if Class T had been in existence from May 1, 2017) are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class S	Institutional Class
Deutsche Emerging Markets Equity Fund	1.15%	1.15%	1.90%	0.98%	0.90%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

42	Deutsche Emerging Markets Equity Fund

Tax Information	(Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund’s fiscal year ended October 31, 2017, qualified for the dividends received deduction.

The Fund paid foreign taxes of $124,545 and earned $626,835 of foreign source income during the year ended October 31, 2017. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.14 per share as income earned from foreign sources for the year ended October 31, 2017.

For federal income tax purposes, the Fund designates $1,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche Emerging Markets Equity Fund	43

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche Emerging Markets Equity Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Asset Management (Hong Kong) Limited (“DeAM HK”), an affiliate of DIMA, in September 2017.

–	In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed

44	Deutsche Emerging Markets Equity Fund

the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA and DeAM HK are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DeAM HK’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DeAM HK provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including DeAM HK. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance

Deutsche Emerging Markets Equity Fund	45

(Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board considered that, effective May 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.70%. With respect to the sub-advisory fee paid to DeAM HK, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages Deutsche Europe funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

46	Deutsche Emerging Markets Equity Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DeAM HK.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board

Deutsche Emerging Markets Equity Fund	47

considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Advisory Agreement Amendment

At a meeting held in May 2017, the Board of Directors, all members of which are Independent Directors, approved an amendment to the Fund’s Agreement to adopt a revised management fee schedule reducing DIMA’s management fee under the Agreement. The revised management fee schedule took effect as of May 1, 2017.

In connection with its review of the amendment in May 2017, the Board noted that it most recently approved the renewal of the Agreement pursuant to a process that concluded in September 2016. The Board also received a report from a fee consultant retained by the Board regarding the revised management fee schedule. In addition, the Board considered:

—	With the exception of the revised management fee schedule, the terms of the Agreement remained the same.

—	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised management fee schedule.

Based on all of the information considered, the Board concluded that the revised management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board unanimously determined that approval of the revised management fee schedule was in the best interests of the Fund.

48	Deutsche Emerging Markets Equity Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	92	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	95	—

Deutsche Emerging Markets Equity Fund	49

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	92	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	92	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	92	—

50	Deutsche Emerging Markets Equity Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	92	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	92	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	92	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	92	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

Deutsche Emerging Markets Equity Fund	51

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	92	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	92	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management

52	Deutsche Emerging Markets Equity Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, New York 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728 -3337.

Deutsche Emerging Markets Equity Fund	53

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

54	Deutsche Emerging Markets Equity Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SEKAX	SEKTX	SEKCX	SEMGX	SEKIX
CUSIP Number	25156G 103	25156G 566	25156G 301	25156G 400	25156G 780
Fund Number	479	1779	779	2079	1479

Deutsche Emerging Markets Equity Fund	55

DEMEF-2

(R-024958-7 12/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche emerging markets equity Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$74,888	$0	$0	$5,641
2016	$72,994	$0	$0	$17,442

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$5,641	$0	$0	$5,641
2016	$17,442	$52,339	$0	$69,781

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Emerging Markets Equity Fund, a series of Deutsche International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/29/2017